MORGAN STANLEY DEAN WITTER NORTH AMERICAN                Two World Trade Center,
GOVERNMENT INCOME TRUST                                 New York, New York 10048
LETTER TO THE SHAREHOLDERS October 31, 2000

DEAR SHAREHOLDERS:

Short-term yields rose at the beginning of the year as reports of economic strength led many investors to anticipate further rate hikes by the Federal Reserve Board. Simultaneously, yields at the long end of the yield curve fell on speculation of a supply shortage resulting from the federal budget surplus. These opposing trends caused the yield curve in mid January to become inverted (a situation in which yields on short-term securities are higher than those for longer-term issues). The long-awaited evidence of slowing economic growth finally emerged in June, boosting returns in most sectors of the U.S. bond market. The bond market rallied for much of the summer on evidence of moderating economic growth and benign inflation reports. Rising oil prices and a heavy new-issue calendar in the corporate sector soon caused yields at the intermediate to long end of the curve to move higher in late August. By mid September, the yield on the 30-year Treasury had risen to 5.95 percent, resulting in its worst performance period all year. But declines in the stock market and tension in the Middle East brought yields on 10- and 30-year benchmark Treasuries back down to 5.75 percent and 5.79 percent, respectively, by October 31.

Mortgage spreads to Treasuries widened to historic levels in the second quarter of 2000 as the government debated its support of the Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). These issues produced unusual performance differentials between Government National Mortgage Association (GNMA), FHLMC and FNMA securities. Recently, the political risk associated with these Government Sponsored Enterprises declined with the announcement that both FNMA and FHLMC are voluntarily providing greater transparency and improving their risk profiles. These low-cost concessions are expected to promote further tightening in both agency and mortgage spreads.

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

PERFORMANCE AND PORTFOLIO STRATEGY

For the 12 months ended October 31, 2000, Morgan Stanley Dean Witter North American Government Income Trust posted a total return of 5.55 percent, compared to 6.34 percent for the Lehman Brothers U.S. Government (1-5 year) Index.

As of October 31, 2000, 100 percent of the Fund's portfolio was invested in the United States. TCW Investment Management Company (TCW), the Fund's sub-advisor, continues to emphasize high-quality mortgage-backed securities, including various types of AAA-rated collateralized mortgage obligations (CMOs), pass-through securities and adjustable-rate mortgages (ARMs). The Fund is currently on the sidelines with respect to investing in both the Mexican and Canadian markets. TCW continues to monitor these markets for attractive investment opportunities relative to those in the United States.


LOOKING AHEAD

TCW's outlook for the mortgage sector is favorable. According to the Fund's sub-advisor, this asset class has far less exposure to economic slowdowns than the credit sectors, because of U.S. government or agency guarantees. TCW believes that other variables affecting mortgages on both a fundamental and technical basis are positive. First, supply is decreasing, thanks to a slowing housing market and an increase in consumers' preference for adjustable as opposed to fixed-rate mortgage loans. Interest-rate volatility has also declined, because the Fed appears to be on hold for the time being. TCW anticipates that more money will flow into mortgage-backed securities in the months ahead as managers attempt to minimize credit risk and avoid low Treasury yields. These factors all promote a positive investment environment.

We appreciate your ongoing support of Morgan Stanley Dean Witter North American Government Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin
    CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
    Chairman of the Board                       President

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
FUND PERFORMANCE October 31, 2000

GROWTH OF $10,000

Date                       Total              Lehman
=======================================================
July 31, 1992             $10,000             $10,000
=======================================================
October 31, 1992          $10,128             $10,120
=======================================================
January 31, 1993          $10,455             $10,357
=======================================================
April 30, 1993            $10,734             $10,594
=======================================================
July 31, 1993             $10,977             $10,691
=======================================================
October 31, 1993          $11,075             $10,879
=======================================================
January 31, 1994          $11,272             $10,989
=======================================================
April 30, 1994            $10,694             $10,711
=======================================================
July 31, 1994             $10,727             $10,856
=======================================================
October 31, 1994          $10,515             $10,846
=======================================================
January 31, 1995           $9,478             $10,979
=======================================================
April 30, 1995             $9,962             $11,343
=======================================================
July 31, 1995             $10,356             $11,697
=======================================================
October 31, 1995          $10,684             $11,957
=======================================================
January 31, 1996          $11,043             $12,294
=======================================================
April 30, 1996            $10,616             $12,164
=======================================================
July 31, 1996             $10,969             $12,322
=======================================================
October 31, 1996          $11,366             $12,658
=======================================================
January 31, 1997          $11,418             $12,803
=======================================================
April 30, 1997            $11,535             $12,911
=======================================================
July 31, 1997             $12,075             $13,293
=======================================================
October 31, 1997          $12,253             $13,524
=======================================================
January 31, 1998          $12,420             $13,808
=======================================================
April 30, 1998            $12,543             $13,919
=======================================================
July 31, 1998             $12,845             $14,143
=======================================================
October 31, 1998          $12,881             $14,679
=======================================================
January 31, 1999          $13,180             $14,759
=======================================================
April 30, 1999            $13,326             $14,779
=======================================================
July 31, 1999             $13,364             $14,796
=======================================================
October 31, 1999          $13,435             $14,978
=======================================================
January 31, 2000          $13,452             $14,954
=======================================================
April 30, 2000            $13,644             $15,206
=======================================================
July 31, 2000             $13,887             $15,557
=======================================================
October 31, 2000          $14,182 (2)         $15,929
=======================================================


Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost.


Average Annual Total Returns


Period Ended 10/31/00
---------------------
1 Year                              5.55%(1)
5 Years                             5.83%(1)
Since Inception (7/31/92)           4.32%(1)

---------------
(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.

(2)   Closing value assuming a complete redemption on October 31, 2000.

(3) The Lehman Brothers U.S. Government Index (1-5 Year) measures the performance of all U.S. government agency and Treasury securities with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000


 PRINCIPAL
 AMOUNT IN                                                                              COUPON       MATURITY
 THOUSANDS                                                                               RATE          DATE        VALUE
----------------------------------------------------------------------------------------------------------------------------
             U. S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (64.7%)
  $ 2,097    Federal Home Loan Mortgage Corp. ARM .................................      8.219%      03/01/25   $ 2,139,582
    7,196    Federal National Mortgage Assoc. .....................................      7.00        01/01/04     7,200,207
      488    Federal National Mortgage Assoc. .....................................      9.50        06/01/20       488,204
   13,994    Government National Mortgage Assoc. II ARM ...........................      5.50        08/20/29    13,945,774
    7,915    Government National Mortgage Assoc. II ARM ...........................      6.00       07/20/29-
                                                                                                     09/20/29     7,916,945
   12,271    Government National Mortgage Assoc. II ARM ...........................      6.75        08/20/22    12,372,647
    3,336    Government National Mortgage Assoc. II ARM ...........................      7.125      10/20/24-
                                                                                                     12/20/24     3,361,957
   11,810    Government National Mortgage Assoc. II ARM ...........................      7.375      06/20/22-
                                                                                                     06/20/25    11,880,606
                                                                                                                -----------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $59,043,838) ...................      59,305,922
                                                                                                                -----------
             COLLATERALIZED MORTGAGE OBLIGATIONS (27.7%)
             U.S. GOVERNMENT AGENCIES (25.8%)
        6    Federal Home Loan Mortgage Corp. 1370 K (PAC I/O) ....................  1,089.16        09/15/22       183,793
    4,285    Federal Home Loan Mortgage Corp. 2061 CD .............................      7.50        02/15/27     4,318,938
   10,449    Federal Home Loan Mortgage Corp. G 21 M ..............................      6.50        10/25/23     9,981,104
      501    Federal National Mortgage Assoc. 1993-163 A ..........................      7.00        03/25/23       491,670
    3,734    Federal National Mortgage Assoc. 1993-167 M (PAC) ....................      6.00        09/25/23     3,683,432
    5,000    Federal National Mortgage Assoc. G96-1 PJ (PAC) ......................      7.50        11/17/25     4,971,850
                                                                                                                -----------
             TOTAL U.S. GOVERNMENT AGENCIES (Cost $24,340,600) ............................................      23,630,787
                                                                                                                -----------
             PRIVATE ISSUES (1.9%)
      614    Residential Funding Mortgage Security I, 1997-S12 A10 (PAC) ..........      6.70        08/25/27       610,952
    1,168    Resolution Trust Corp. 1991-6 C1 .....................................      9.00        09/25/28     1,168,308
                                                                                                                -----------
             TOTAL PRIVATE ISSUES (Cost $1,860,269)........................................................       1,779,260
                                                                                                                -----------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $26,200,869)..................................      25,410,047
                                                                                                                -----------
             SHORT-TERM INVESTMENTS (8.1%)
             U.S. GOVERNMENT AGENCY (a) (3.2%)
    3,000    Federal Home Loan Banks (Cost $2,991,440).............................      6.42        11/17/00     2,991,440
                                                                                                                -----------
             REPURCHASE AGREEMENT (4.9%)
    4,508    The Bank of New York (dated 10/31/00; proceeds $4,508,307) (b)
               (Cost $4,507,501)...................................................      6.44        11/01/00     4,507,501
                                                                                                                -----------
             TOTAL SHORT-TERM INVESTMENTS (Cost $7,498,941) ...............................................       7,498,941
                                                                                                                -----------



                       See Notes to Financial Statements

Morgan Stanley Dean Witter North American Government Income Trust
Portfolio of Investments October 31, 2000, continued


                                                               VALUE
------------------------------------------------------------------------
      TOTAL INVESTMENTS (Cost $92,743,648) (c)...   100.5%     $92,214,910

      LIABILITIES IN EXCESS OF OTHER ASSETS .....    (0.5)        (519,426)
                                                    -----      -----------

      NET ASSETS ................................   100.0%     $91,695,484
                                                    =====      ===========

---------------
ARM     Adjustable Rate Mortgage.
I/O     Interest-only securities.
PAC     Planned Amortization Class.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $4,511,661 U.S. Treasury Note 6.25% due 07/31/02 valued at $4,597,662.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $518,000 and the aggregate gross unrealized depreciation is $1,046,738, resulting in net unrealized depreciation of $528,738.


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000

ASSETS:
Investments in securities, at value
   (cost $92,743,648) ..............................  $   92,214,910
Receivable for:
     Interest ......................................         494,547
     Shares of beneficial interest sold ............             570
     Principal paydowns ............................          16,002
Prepaid expenses ...................................          20,787
                                                      --------------
     TOTAL ASSETS ..................................      92,746,816
                                                      --------------
LIABILITIES:
Payable for:
     Plan of distribution fee ......................          64,330
     Investment management fee .....................          55,753
     Shares of beneficial interest repurchased .....         883,703
Accrued expenses ...................................          47,546
                                                      --------------
     TOTAL LIABILITIES .............................       1,051,332
                                                      --------------
NET ASSETS .........................................  $   91,695,484
                                                      ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ....................................  $  323,924,264
Net unrealized depreciation ........................        (528,738)
Accumulated undistributed net investment
   income ..........................................         504,364
Accumulated net realized loss ......................    (232,204,406)
                                                      --------------
     NET ASSETS ....................................  $   91,695,484
                                                      ==============
NET ASSET VALUE PER SHARE,
   10,657,615 shares outstanding (unlimited
   shares authorized of $.01 par value) ............           $8.60
                                                               =====


STATEMENT OF OPERATIONS
For the year ended October 31, 2000

NET INVESTMENT INCOME:

INTEREST INCOME ...............................    $6,689,529
                                                   ----------
EXPENSES
Plan of distribution fee ......................       781,848
Investment management fee .....................       685,082
Transfer agent fees and expenses ..............       176,400
Professional fees .............................       143,719
Shareholder reports and notices ...............        24,639
Registration fees .............................        20,805
Trustees' fees and expenses ...................        11,817
Custodian fees ................................        10,854
Other .........................................         6,794
                                                   ----------
     TOTAL EXPENSES ...........................     1,861,958
                                                   ----------
Less: expense offset ..........................       (10,025)
                                                   ----------
     NET EXPENSES .............................     1,851,933
                                                   ----------
NET INVESTMENT INCOME: ........................     4,837,596
                                                   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain .............................       792,094
Net change in unrealized depreciation .........      (109,419)
                                                   ----------
     NET GAIN .................................       682,675
                                                   ----------
NET INCREASE ..................................    $5,520,271
                                                   ==========


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                            FOR THE YEAR         FOR THE YEAR
                                                                ENDED               ENDED
                                                          OCTOBER 31, 2000     OCTOBER 31, 1999
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income ...................................   $  4,837,596         $  7,068,155
Net realized gain (loss) ................................        792,094           (3,955,389)
Net change in unrealized depreciation ...................       (109,419)           2,776,303
                                                            ------------         ------------
   NET INCREASE .........................................      5,520,271            5,889,069
                                                            ------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...................................     (4,457,000)          (6,221,679)
Paid-in-capital .........................................         --               (1,056,747)
                                                            ------------         ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ....................     (4,457,000)          (7,278,426)
                                                            ------------         ------------
Net decrease from transactions in shares of beneficial
  interest ..............................................    (29,670,526)         (28,748,862)
                                                            ------------         ------------
   NET DECREASE .........................................    (28,607,255)         (30,138,219)

NET ASSETS:
Beginning of period .....................................    120,302,739          150,440,958
                                                            ------------         ------------
   END OF PERIOD
   (Including undistributed net investment income of
   $504,364 and $0, respectively) .......................   $ 91,695,484         $120,302,739
                                                            ============         ============

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter North American Government Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to earn a high level of income while maintaining relatively low volatility of principal. The Fund was organized as a Massachusetts business trust on February 19, 1992 and commenced operations on July 31, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") or TCW Investment Management Company (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts based on the respective life of the securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. DOLLAR ROLLS - The Fund may enter into dollar rolls in which the Fund sells securities for delivery and simultaneously contracts to repurchase substantially similar securities at the current sales price on a specified future date. The difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") is amortized over the life of the dollar roll.

F. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

annual rate to the net assets of the Fund determined as of the close of each business day: 0.65% to the portion of the daily net assets not exceeding $500 million and 0.60% to the portion of the daily net assets exceeding $500 million.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.75% of the Fund's average daily net assets during the month. Expenses incurred pursuant to the Plan in any fiscal year in excess of 0.75% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended October 31, 2000, the distribution fee was accrued at the annual rate of 0.74%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended October 31, 2000 were as follows:

                                                       SALES/
                                      PURCHASES      PREPAYMENTS
                                      ---------      -----------
U.S. Government Agencies .........      $2,732      $27,695,251
Private Issue CMOs ...............        --          2,626,131

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $2,600.

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                              FOR THE YEAR                       FOR THE YEAR
                                                  ENDED                             ENDED
                                            OCTOBER 31, 2000                   OCTOBER 31, 1999
                                      ------------------------------- ----------------------------------
                                         SHARES           AMOUNT            SHARES            AMOUNT
                                       -----------    --------------      -----------    --------------
Sold ..............................     27,659,513    $  235,059,575       10,687,742    $   91,592,005
Reinvestment of dividends .........        390,253         3,309,760          627,075         5,382,544
Repurchased .......................    (31,548,244)     (268,039,861)     (14,660,742)     (125,723,411)
                                       -----------    --------------      -----------    --------------
Net decrease ......................     (3,498,478)   $  (29,670,526)      (3,345,925)   $  (28,748,862)
                                       ===========    ==============      ===========    ==============

6. FEDERAL INCOME TAX STATUS


At October 31, 2000, the Fund had a net capital loss carryover of approximately $232,204,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:




                             AMOUNTS IN THOUSANDS
 ------------------------------------------------------------------------------
   2002           2003         2004         2005      2006       2007      2008
   ----           ----         ----         ----      ----       ----      ----
 $53,086       $160,560      $14,716      $2,013      $152     $1,657      $20
 =======       ========      =======      ======      ====     ======      ===

As of October 31, 2000, the Fund had permanent book/tax differences primarily attributable to tax adjustments on securities held in the portfolio. To reflect reclassifications arising from these differences, paid-in-capital was charged $140,851, accumulated net realized loss was credited $17,083 and accumulated undistributed net investment income was credited $123,768.

7. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Fund securities with a market value in excess of the Fund's obligation under the contract.

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

At October 31, 2000, there were no outstanding reverse repurchase or dollar roll agreements.

8. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

9. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At October 31, 2000, there were no outstanding forward contracts.

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                      FOR THE YEAR ENDED OCTOBER 31
                                                   -------------------------------------------------------------------------
                                                       2000           1999             1998            1997         1996
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period .............    $8.50           $8.60           $8.59            $8.39        $8.33
                                                      -----           -----           -----            -----        -----
Income (loss) from investment operations:
 Net investment income ...........................     0.40            0.44            0.49             0.44         0.47
 Net realized and unrealized gain (loss) .........     0.06           (0.09)          (0.05)            0.19         0.04
                                                      -----           -----           -----            -----        -----
Total income from investment operations ..........     0.46            0.35            0.44             0.63         0.51
                                                      -----           -----           -----            -----        -----
Less dividends and distributions from:
 Net investment income ...........................    (0.36)          (0.38)          (0.43)           (0.43)       (0.45)
 Paid-in-capital .................................      --            (0.07)            --               --           --
                                                      -----           -----           -----            -----        -----
Total dividends and distributions ................    (0.36)          (0.45)          (0.43)           (0.43)       (0.45)
                                                      -----           -----           -----            -----        -----
Net asset value, end of period ...................    $8.60           $8.50           $8.60            $8.59        $8.39
                                                      =====           =====           =====            =====        =====
TOTAL RETURN+ ....................................     5.55%           4.30%           5.13%            7.80%        6.38%

RATIOS TO AVERAGE NET ASSETS:
Expenses .........................................     1.76% (1)       1.81%(1)        1.69%(1)         1.65%        1.64%
Net investment income ............................     4.58%           5.11%           5.52%            5.18%        5.71%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..........  $91,695        $120,303        $150,441         $212,040     $350,530
Portfolio turnover rate ..........................      --               43%              8%             --            13%

-------------
 + Calculated based on the net asset value as of the last business day of the period.
(1) Does not reflect the effect of expense offset of 0.01%


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter North American Government Income Trust (the "Fund"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the respective stated periods ended October 31, 1999 were audited by other independent accountants whose report, dated December 13, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter North American Government Income Trust as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 11, 2000

--------------------------------------------------------------------------------
                      2000 FEDERAL TAX NOTICE (unaudited)

Of the Fund's ordinary income dividends paid during the fiscal year ended October 31, 2000, 2.04% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER NORTH AMERICAN GOVERNMENT INCOME TRUST
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000, PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principal.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn                                           MORGAN STANLEY
Wayne E. Hedien                                         DEAN WITTER
James F. Higgins                                        NORTH AMERICAN
Dr. Manuel H. Johnson                                   GOVERNMENT
Michael E. Nugent                                       INCOME TRUST
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President
                                                        [GRAPHIC OMITTED]
Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

SUB-ADVISOR

TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.

ANNUAL REPORT
OCTOBER 31, 2000